AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), entered into as of December 17, 2018, by and among Giant Motorsports Delaware, Inc., a Delaware corporation (“Predecessor”), Fast Lane Holdings, Inc., a Delaware corporation (“Successor”) and a direct, wholly owned subsidiary of Predecessor, and Giant Motorsports Merger Sub, a Delaware corporation (“Merger Sub”) and a direct, wholly owned subsidiary of Successor.

RECITALS

WHEREAS, on the date hereof, the Predecessor has the authority to issue 520,000,000 shares, consisting of: (i) 500,000,000 shares of Common Stock, par value $0.001 per share (the “Predecessor Common Stock”), of which 72,948,316 common shares are issued and outstanding;

(ii) 20,000,000 shares of Preferred Stock, par value $.001 per share (the “Predecessor Preferred Stock”), of which 5,000 shares are designated as Convertible Series A and 5,000 Convertible Series A preferred shares are issued and outstanding. Together with the Predecessor Common Stock, the (“Predecessor Capital Stock”).

WHEREAS, on the date hereof, Successor has the authority to issue 520,000,000 shares, consisting of: (i) 500,000,000 shares of Common Stock, par value $0.001 per share (the “Successor Common Stock”), of which 1,000 common shares are issued and outstanding on the date hereof and held by Predecessor; (ii) 20,000,000 shares of Preferred Stock, par value $.001 per share (the “Successor Preferred Stock”) of which 5,000 shares are designated as Convertible Series A. No preferred shares of any class or series are issued and outstanding. Together, with the Successor Common Stock, the (“Successor Capital Stock”).

WHEREAS, on the date hereof, Merger Sub has the authority to issue 520,000,000 shares, consisting of: (i) 500,000,000 shares of Common Stock, par value $0.001 per share (the “Merger Sub Common Stock”), of which 1,000 common shares are issued and outstanding on the date hereof and held by Successor; (ii) 20,000,000 shares of Preferred Stock, par value $.001 (the “Merger Sub Preferred Stock”), of which 5,000 shares are designated as Convertible Series

A. No preferred shares of any class or series are issued and outstanding. Together, with the Merger Sub Common Stock, the (“Merger Sub Capital Stock”).

WHEREAS, Successor and Merger Sub are newly formed corporations as of December 6, 2018 organized for the sole purpose of participating in a Delaware holding company reorganization pursuant to Section 251(g) of the General Corporation Law of the state of Delaware, (the “DGCL”). Each corporation own no assets and have taken no actions other than those necessary or advisable to organize the corporations and to affect the transactions herein contemplated and actions related thereto.

WHEREAS, Predecessor is a newly formed Delaware Corporation as of December 6, 2018 for the sole purpose of re-domesticating its former parent company Giant Motorsports, Inc., a Nevada corporation to Delaware and desires to reorganize into a holding company structure pursuant to Section 251(g) of the DGCL under which the Successor would become a holding company, by the merger of Merger Sub with and into the Predecessor, and with each share of Predecessor Common Stock and Predecessor Preferred Stock being converted in the Merger, (as defined below) into a share of Successor Common Stock or Successor Preferred Stock, respectively. Re-domestication will be completed and immediately occur prior to the Effective Time, (as defined below) of this Agreement.

WHEREAS, the respective boards of directors of Predecessor, Successor and Merger Sub have approved and declared advisable and in the best interests of each of such corporations and its shareholders this Agreement and the transactions contemplated hereby, including without limitation, the Merger.

WHEREAS, under the respective certificates of incorporation of Predecessor and Successor, the Successor Capital Stock has the same designations, rights, and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Predecessor Capital Stock which will be automatically converted pursuant to the holding company reorganization;

WHEREAS, the Certificate of Incorporation and Bylaws of Successor, as the holding company, at the Effective Time of the merger contain provisions identical to the Certificate of Incorporation and Bylaws of Predecessor immediately prior to the merger, other than as permitted by Section 251(g) of the DGCL;

WHEREAS, the Certificate of Incorporation and Bylaws of Merger Sub are identical to the Certificate of Incorporation and Bylaws of Predecessor immediately prior to the merger, other than as permitted by Section 251(g) of the DGCL;

WHEREAS, the Certificate of Incorporation of the Predecessor has the provisions required by Section 251(g)(7)(i).

WHEREAS, the Boards of Directors of Predecessor, Successor, and Merger Sub have each approved this Agreement, shareholder approval not being required pursuant to Section 251(g) of the DGCL;

WHEREAS, the parties hereto intend that the reorganization contemplated by this Agreement shall constitute a tax-free organization pursuant to Section 368(a)(1) of the Internal Revenue Code;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, Predecessor, Successor, and Merger Sub hereby agree as follows:

1. Merger. At the Effective Time and in accordance with this Agreement and the provisions set forth in Section 251(g) of the DGCL, Merger Sub shall be merged with and into Predecessor, (the “Merger”), and Predecessor shall be the surviving corporation, (hereinafter sometimes referred to as the (“Surviving Corporation”). At the Effective Time, the separate corporate existence of Merger Sub shall cease, and Predecessor shall become the wholly owned subsidiary of Successor, and Successor shall become the publicly traded company, as the successor issuer.

2.   Effective Time. As soon as practicable on or after the date hereof, the Surviving Corporation shall file this Agreement with Certification by the Secretary of the Surviving Corporation executed in accordance with the relevant provisions of the DGCL, and with the Secretary of State of the State of Delaware (the “Secretary of State”) and shall make all other filings or recordings required under the DGCL to effectuate the Merger. The Merger shall become effective at such time as the Agreement with Certification is duly filed with the Secretary of State, (the date and time the Merger becomes effective being referred to herein as the “Effective Time”).

3.   Effects of Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions set forth in Section 251(g) of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) right and title to all assets (including real estate and other property) owned by, and every contract right possessed by, the Predecessor and Merger Sub shall vest in the Surviving Corporation, and (ii) all liabilities and obligations of the Predecessor and Merger Sub shall become the liabilities and obligations of the Surviving Corporation. The vesting of such rights, title, liabilities, and obligations in the Surviving Corporation shall not be deemed to constitute an assignment or an undertaking or attempt to assign such rights, title, liabilities and obligations. The conversion of securities of Predecessor into the identical and equivalent securities of Successor will not constitute a different security. Stockholders of Predecessor shall be the stockholders of Successor. Successor common stock will trade in the OTC Markets under the Predecessor ticker symbol “GMOS” under which the common stock of Predecessor previously listed and traded until a new ticker symbol change has been approved and is in effect by the Financial Industry Regulatory Authority.

4.   Directors. The directors of Predecessor immediately preceding the Effective Time shall be the Directors of the Surviving Corporation at and after the Effective Time until their successors are duly elected and qualified.

5.   Officers. The officers of Predecessor immediately preceding the Effective Time shall be the officers of the Surviving Corporation at and after the Effective Time, to serve at the pleasure of the Board of Directors of Surviving Corporation.

6.   Conversion of Securities. At the Effective Time, by virtue of the merger and without any action on the part of the holder thereof;

(a)   Conversion of Predecessor Common Stock. Each share of Predecessor Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Successor Common Stock;

(b)   Conversion of Predecessor Common Stock Held as Treasury Stock. Each share of Predecessor Common Stock issued and outstanding held in the Predecessor’s treasury shall be cancelled and retired.

(c)   Conversion of Predecessor Preferred Stock. Each share of Predecessor Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Successor Preferred Stock having the same designations, rights, power, and preferences, and the qualifications, limitations, and restrictions thereof, as the corresponding share of the Predecessor Preferred Stock.

(d)   Conversion of Predecessor Preferred Stock Held as Treasury Stock. Each share of Predecessor Preferred Stock issued and outstanding held in the Predecessor’s treasury shall be cancelled and retired.

(e)   Conversion of Options, Warrants, Purchase Rights, Units or Other Securities of Predecessor. Each option, warrant, purchase right, unit or other security of Predecessor convertible into shares of Predecessor Capital Stock shall become convertible into the same number of shares of Successor Capital Stock as such security would have received if the security had been converted into shares of Predecessor Capital Stock immediately prior to the Effective Time, and Successor shall reserve for purposes of the exercise of such options, warrants, purchase rights, units or other securities an equal number of shares of Successor Capital Stock as Predecessor had reserved.

(f)   Conversion of Successor Common Stock. Each share of Successor Common Stock issued and outstanding held in the name of Predecessor immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of Successor Common Stock.

(g)   Conversion of Merger Sub Common Stock. Each share of Merger Sub common Stock will be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

(h)   Rights of Certificate Holders. Upon conversion thereof in accordance with this Section 6, all shares of Predecessor Capital Stock shall no longer be outstanding and shall cease to exist, and each holder of a certificate representing any such shares except, in all cases, as set forth in Section 9 herein. In addition, each outstanding book-entry that, immediately prior to the Effective Time, evidenced shares of Predecessor Capital Stock shall, from and after the Effective Time, be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of Successor Capital Stock.

7.   Other Agreements. At the Effective Time, Successor shall assume any obligation of Predecessor to deliver or make available shares of Predecessor Capital Stock under any agreement or employee benefit plan not referred to in Paragraph 6 herein to which Predecessor is a party. Any reference to Predecessor Capital Stock under any such agreement or employee benefit plan shall be issuable in lieu of each share of Predecessor Capital Stock required to be issued by any such agreement or employee benefit plan, subject to subsequent adjustment as provided in any such agreement or employee benefit plan.

8.   Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Predecessor such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Predecessor, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of Predecessor or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

9.   Certificates. At and after the Effective Time until thereafter surrendered for transfer or exchange in the ordinary course, each outstanding certificate which immediately prior thereto represented shares of Predecessor Capital Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Successor Capital Stock into which the shares of Predecessor Capital Stock represented by such certificate have been converted as herein provided and shall be so registered on the books and records of Successor and its transfer agent. At and after the Effective Time, the shares of capital stock of Successor shall be uncertificated; provided, that, any shares of capital stock of Successor that are represented by outstanding certificates of Predecessor pursuant to the immediately preceding sentence shall continue to be represented by certificates as provided therein and shall not be uncertificated unless and until a valid certificate representing such shares pursuant to the immediately preceding sentence is delivered to Successor’s transfer agent at which time such certificate shall be canceled and in lieu of the delivery of a certificate representing the applicable shares of capital stock of Successor, Successor shall (i) issue to such holder the applicable uncertificated shares of capital stock of Successor by registering such shares in Successor’s books and records as book-entry shares, upon which such shares shall thereafter be uncertificated and (ii) take all action necessary to provide such holder with evidence of the uncertificated book-entry shares, including any action necessary under applicable law in accordance therewith, including in accordance with Sections 151(f) and 202 of the DGCL.

10.   Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Agreement prior to the Effective Time.

11.   Compliance with Section 251(g) of the DGCL. Prior to the Effective Time, the parties hereto will take all steps necessary to comply with Section 251(g) of the General Corporation Law of the State of Delaware, including without limitation, the following:

a.   Certificate of Incorporation and Bylaws of Successor. At the Effective Time, the Certificate of Incorporation and Bylaws of Successor shall be in the form of the Certificate of the Incorporation and Bylaws of Predecessor, as in effect immediately prior to the Effective Time.

b.   Directors of Successor. At the Effective Time, the Directors of Predecessor immediately prior to the Effective Time shall be the Directors of Successor, until their successors are elected and qualified.

c.   Filings. Prior to the Effective Time, the Surviving Corporation shall cause a copy of this Agreement to be executed with Certification and filed with the Delaware Secretary of State. Prior to the Effective Time, to the extent necessary to effectuate any amendments to the certificate of incorporation of the Surviving Corporation contemplated by this Agreement, the Surviving Corporation shall cause to be filed with the Delaware Secretary of State such certificates or documents required to give effect thereto.

12.   Termination. This Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the board of directors of Predecessor, Successor, and Merger Sub, or by action of the board of directors of Predecessor if it determines for any reason, in its sole judgment and discretion, that the consummation of the Agreement would be advisable or not and in the best interests of Predecessor and its stockholders.

13.   Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

14.   Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

15.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, Predecessor, Successor, and Merger Sub have caused this Agreement to be executed and delivered as of the date first written above.

GIANT MOTORSPORTS DELAWARE, INC. (“PREDECESSOR”)

By: /s/ Paul Moody

Name: Paul Moody

Title: President, Secretary and Sole Director

FAST LANE HOLDINGS, INC. (“SUCCESSOR”)

By: /s/ Paul Moody

Name: Paul Moody

Title: President, Secretary and Sole Director

GIANT MOTORSPORTS MERGER SUB, INC. (“MERGER SUB”)

By: /s/ Paul Moody

Name: Paul Moody

Title: President, Secretary and Sole Director